UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2019 (April 10, 2019)

TRONOX HOLDINGS PLC
(Exact name of registrant as specified in its charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

263 Tresser Boulevard, Suite 1100	25 Bury Street, 3rd Floor
Stamford, Connecticut 06901	London SW1Y 2AL, England
(Address of principal executive offices, including zip code)

(203) 705-3800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On April 11, 2019, Tronox Holdings plc , a public limited company incorporated under the laws of England and Wales (“Tronox”), filed a Current Report on Form 8-K (the “Acquisition 8-K”) announcing that the acquisition (the “Acquisition”) of the titanium dioxide (“TiO2”) business of The National Titanium Dioxide Company Limited, a limited company organized under the laws of the Kingdom of Saudi Arabia (“Cristal”), was completed on April 10, 2019, subject to the divestiture of Cristal’s North American TiO2 business to INEOS Enterprises, a division of INEOS, which was subsequently completed on May 1, 2019.  Consummation of the required divestiture was reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 2, 2019.  The Acquisition, together with the related divestiture, is referred to herein as the “Acquisition Transactions.”

On May 7, 2019, the Company filed Amendment No. 1 to the Acquisition 8-K containing the required pro forma financial information relating to the Acquisition Transactions and the audited consolidated financial statements of Cristal as of and for the years ended December 31, 2018 and 2017.

This Amendment No. 2 to the Acquisition 8-K (the “Acquisition 8-K, as amended”) is for the purpose of filing the required financial statements of Cristal as of and for the year ended December 31, 2016. With this Amendment, the Acquisition 8-K, as amended, has been filed within the period required by Form 8-K following the closing of the Acquisition.  Cristal’s audited consolidated financial statements as of and for the year ended December 31, 2016 were reported as a part of a consolidated set of financial statements for the years ended December 31, 2016, 2015 and 2014, which as referenced in Exhibit 99.1 hereto, appear on pages F-2 to F-3 and F-8 to F-52 of Tronox’s Definitive Proxy Statement on Schedule 14A filed with the SEC on August 31, 2017, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of BDO Dr. Mohamed Al Amri & Co.
99.1
Cristal’s audited consolidated financial statements as of and for the year ended December 31, 2016 (incorporated by reference to pages F-2 to F-3 and F-8 to F-52 of the registrant’s Definitive Proxy Statement on Schedule 14A filed on August 31, 2017) (File No. 001-35573)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: June 19, 2019	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary